UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2022

Alight, Inc.

Exact name of registrant as specified in its charter

Delaware	001-39299	86-1849232
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Overlook Point Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(224) 737-7000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ALIT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 14, 2022, Alight, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Company, Alight Holding Company, LLC, certain funds affiliated with Blackstone Inc., Jasmine Ventures Pte. Ltd., Platinum Falcon B 2018 RSC Ltd. and certain funds affiliated with New Mountain Capital (collectively, the “Selling Stockholders”) and J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”). The Underwriting Agreement relates to the previously announced underwritten secondary public offering of 20,000,000 shares of the Company’s Class A common stock by the Selling Stockholders at a public offering price of $7.75 per share. In connection with the offering, the Selling Stockholders have granted the Underwriters a 30-day option to purchase up to 3,000,000 additional shares of the Company’s Class A common stock. The Company is not selling any shares of Class A common stock in the offering and will not receive any proceeds from the offering. The offering was made pursuant to the Company’s registration statement on Form S-1 (Registration No. 333-258350), as amended, initially filed with the Securities and Exchange Commission on August 2, 2021. The Company expects the offering to settle and close on or about November 17, 2022, subject to customary closing conditions.

The foregoing summary is qualified by reference to the Underwriting Agreement, which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description

1.1	Underwriting Agreement dated as of November 14, 2022 among Alight, Inc., Alight Holding Company, LLC, certain selling stockholders named therein and J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the underwriters.

104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2022	Alight, Inc.

/s/ John A. Mikowski
John A. Mikowski, Executive Vice President and Deputy General Counsel